UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2009

Sterling Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-133649	20-4647587

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number )	Identification No.)

3100 Route 38
Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (856) 273-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On November 25, 2009, Sterling Banks, Inc. (the “Company”) received a Nasdaq Staff Delinquency Letter indicating that the Company is not in compliance with the filing requirements under Nasdaq Marketplace Rule 5250(c)(1) since the Company’s Form 10-Q for the period ended September 30, 2009 (the “Filing”) has not yet been reviewed in accordance with Statement of Auditing Standards No. 100, as required by Rule 8-03 of Regulation S-X.  Additionally, the Filing did not contain the certifications required under Section 906 of the Sarbanes-Oxley Act of 2002.  Pursuant to the Nasdaq Marketplace Rules, the Company has 60 calendar days (or until January 25, 2010) to submit a plan to regain compliance.  If Nasdaq accepts the Company’s plan, then Nasdaq may provide the Company with up to 180 calendar days from the due date of the initial delinquent filing (or until May 24, 2010) to regain compliance.  If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Hearings Panel. The Company intends to timely submit a compliance plan with Nasdaq.  The Nasdaq notification has no effect on the listing of the Company’s common stock at this time.  On December 2, 2009, the Company issued a press release announcing the receipt of the Nasdaq Staff Delinquency Letter.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 3.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 3.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any offering circular, report or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release dated December 2, 2009, announcing the receipt of
Nasdaq Staff Delinquency Letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANKS, INC.
Date:	December 2, 2009	By: /s/ Robert H. King
Name: Robert H. King
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 2, 2009, announcing the receipt of
Nasdaq Staff Delinquency Letter.